united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Dr., Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 3/31/15

ITEM 1. REPORTS TO SHAREHOLDERS.

SEMI-ANNUAL REPORT

JAG Large Cap Growth Fund

March 31, 2015

JAG Capital Management LLC
9841 Clayton Road
St. Louis, MO 63124

March 31, 2015
Semi-Annual Shareholder Letter

Dear Shareholder:

Your Fund ended the first quarter of 2015 with a moderately positive total return, leaving our year-to-date performance and trailing six month returns ahead of those of the Russell 1000 Growth and S&P 500 Index.

Our Fund's portfolio fared quite well last quarter. Nine of our ten top-performing positions were in the Consumer Discretionary, Consumer Staples, and Information Technology sectors. Each of these standouts have been able to generate strong revenue growth and margin expansion, each of them were able to beat earnings expectations, and most of them issued upside forward guidance during their last earnings calls. On the other hand, our underperformers were plagued by less-than-thrilling topline growth, poor margin performance, disappointing earnings results, and opaque or negative forward guidance. For several months now, our team has been exploring the competing themes of "Price Takers" and "Price Makers" as they relate to our portfolio constituents and candidates. Price Takers compete in commoditized markets in which they have little (if any) pricing power for the products and services. Price Makers can compete in either commoditized or specialized end markets, but they exhibit meaningful pricing power for their goods or services. In the best-case scenarios, these types of companies can raise prices (and thereby expand margins), and at the same time generate compelling revenue growth. In short, we are seeking to accumulate the latter grouping while minimizing our exposure to the beleaguered companies in the former group.

U.S. stocks generated modest gains in the 1st quarter, marking the ninth consecutive quarter of gains for the S&P 500. This was the fifth longest such winning streak for the benchmark index since the 1920's. Only the bull runs of 1929 (14 quarters), 1956 (10), 1965 (11), and 1998 (14) ran longer than the current unbroken chain of quarterly gains. Although placid on the surface, there have been turbulent undercurrents throughout much of the past year. Energy sector stocks managed to advance last quarter along with oil prices, but many energy company shares continue to trade at huge discounts to the prices they commanded last summer. Whether the recent rally represents a "dead cat bounce" or the beginning of a sustainable uptrend remains to be seen, and will probably depend to a large extent upon the path of oil prices. European and Asian markets are outperforming our domestic market, despite a super-strong dollar, anemic economic data in the EU, and questionable growth in the Chinese economy. Switzerland successfully issued 10-year bonds offering negative yields, meaning they were able to find investors willing to pay them to lend them money. In a number of ways, we live in strange (and interesting) times.

Contrary to the Fed’s hopes and many investors’ fears, disinflation remains a stubborn and pervasive global  theme. This fact, combined with blasé economic growth readings over the past several months, is putting the Fed in a heckuva bind vis-à-vis the timing and extent of a “lift off” in the Fed Funds rate. In fact, while we have no special insight into the Fed, we confess to having difficulty figuring out how they can justify raising rates in the near term. U.S. Treasury yields remain extremely attractive compared to most other developed markets, the economy appears stuck in first or second gear, and jobs growth appears to be stumbling. A premature or overly-

9841 Clayton Road St. Louis, MO 63124
toll-free 800.966.4596 314.997.1277 jagcapitalfunds.com	4356-NLD-5/20/2015

aggressive rate increase would risk shooting the dollar into the stratosphere, which would in turn introduce more headwinds into the commodity markets. And lower commodity prices would exacerbate, not ameliorate, a scary slide from low inflation to (potential) deflation. Nevertheless, our sense is that market participants have discounted at least one or two Fed Funds rate increases before the end of 2015. If the Fed raises sooner than expected, or in larger increments than most expect, we could be in for some downside market volatility before the next New Year's Day festivities in Times Square. If the Fed pursues a more dovish path and delays rate increases into 2016, this may lead to an upside surprise for even relatively bullish investors like us at JAG.

In terms of market valuation, we are cognizant of the fact that earnings multiples have expanded by roughly 50% since the fall of 2011. While we believe multiples are still in the "high but reasonable" range - especially if interest rates stay depressed—we doubt that there is much headroom left for multiples to expand further over the next six to twelve months. If we are correct in this view, revenue and earnings growth will have to carry more of the market's water for the foreseeable future. Accordingly, we think the lion's share of potential returns available to investors through year end will be derived from positions in companies with strong competitive positions, cyclical and/or secular product tailwinds, and demonstrable pricing power.

As active managers, we are always aware that we operate in a "market of stocks" as much as a "stock market." Given the revenue and profit headwinds in the Energy, Materials and Financials sectors, it may prove difficult for the broader indices to generate compelling gains this year. However, if there is no longer a "rising tide to lift all boats," the flipside is the current environment may be creating a tremendous opportunity for active managers like JAG to generate alpha through proactive stock-picking and risk management.

All of us at JAG wish you a happy, healthy and prosperous spring and summer.

Best regards,

Normal B. Conley III	Daniel J. Ferry, Jr.
Portfolio Manager	Portfolio Manager

9841 Clayton Road St. Louis, MO 63124
toll-free 800.966.4596 314.997.1277 jagcapitalfunds.com	4356-NLD-5/20/2015

JAG Large Cap Growth Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2015

The Fund’s performance figures* for each of the periods ended March 31, 2015, compared to its benchmark:

			3 Year Return
	6 Month Return	1 Year Return	(Annualized)	Since Inception(a)
Class A	10.31%	14.37%	13.78%	18.21%
Class A with 5.75% load	3.94%	7.81%	11.55%	16.09%
Class C	9.93%	13.53%	12.95%	17.30%
Class I	10.44%	14.71%	14.07%	18.48%
Russell 1000 Growth Total Return Index(b)	8.81%	16.09%	16.34%	19.93%
* The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. The Manager and the Fund have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding any front end or contingent deferred loads, brokerage commissions, leverage interest, dividends on securities sold short, taxes, costs of investing in underlying funds, expenses incurred with any merger or reorganization, and extraordinary expenses such as litigation) at 1.50%, 2.25%, and 1.25% of the Fund’s average daily net assets through January 31, 2016, for Class A, Class C and Class I shares, respectively. Each waiver or reimbursement by the Manager is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Trustees. Without these waivers, the Fund’s total annual operating expenses would have been 1.76%, 2.51%, and 1.51% for the JAG Large Cap Growth Fund’s Class A, Class C, and Class I shares, per the latest prospectus, respectively. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-855-552-4596.

(a) JAG Large Cap Growth Fund commenced operations on December 22, 2011.

(b) The Russell 1000 Growth Total Return Index represents an unmanaged portfolio of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Top 10 Holdings by Industry	% of Net Assets
Biotechnology	17.0%
Software	10.4%
Retail	10.1%
Food	7.0%
Semiconductors	6.8%
Internet	5.9%
Beverages	5.5%
Commercial Services	5.4%
Computers	4.6%
Media	4.4%
Other / Cash & Cash Equivalents	22.9%
100.0%

Please refer to the Schedule of Investments in this semi-annual report for a detailed analysis of the Fund’s Holdings.

JAG Large Cap Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2015

Shares		Value
	COMMON STOCKS - 99.0%
	AIRLINES - 2.4%
15,020	Southwest Airlines Co.	$665,386

	APPAREL - 3.4%
11,595	Under Armour, Inc. - Cl. A *	936,296

	BEVERAGES - 5.5%
10,845	Monster Beverage Corp. *	1,500,894

	BIOTECHNOLOGY - 17.0%
2,435	Biogen Idec, Inc. *	1,028,154
9,888	Celgene Corp. *	1,139,889
6,545	Gilead Sciences, Inc. *	642,261
4,720	Illumina, Inc. *	876,221
2,140	Regeneron Pharmaceuticals, Inc. *	966,167
		4,652,692
	COMMERCIAL SERVICES - 5.4%
8,505	Avis Budget Group, Inc. *	501,923
11,190	MasterCard, Inc. - Cl. A	966,704
		1,468,627
	COMPUTERS - 4.6%
9,995	Apple, Inc.	1,243,678

	DIVERSIFIED FINANCIAL SERVICES - 3.2%
16,045	Legg Mason, Inc.	885,684

	ENVIRONMENTAL CONTROL - 1.9%
3,730	Stericycle, Inc. *	523,804

	FOOD - 7.0%
14,675	Kroger Co.	1,124,985
15,280	Whole Foods Market, Inc.	795,782
		1,920,767
	HEALTHCARE-PRODUCTS - 3.4%
1,835	Intuitive Surgical, Inc. *	926,730

	HOME FURNISHINGS - 2.8%
5,655	Harman International Industries, Inc.	755,678

	INTERNET - 5.9%
990	Amazon.com, Inc. *	368,379
4,590	F5 Networks, Inc. *	527,575
16,215	Yahoo! Inc. *	720,513
		1,616,467

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2015

Shares		Value
	MACHINERY-DIVERSIFIED - 3.2%
6,265	Cummins, Inc.	$868,580

	MEDIA - 4.4%
11,595	Walt Disney Co.	1,216,200

	RETAIL - 10.1%
1,245	Chipotle Mexican Grill, Inc. - Cl. A *	809,922
9,100	CVS Health Corp.	939,211
10,695	Starbucks Corp.	1,012,816
		2,761,949
	SEMICONDUCTORS - 6.8%
3,580	ASML Holding NV	361,687
19,050	NVIDIA Corp.	398,621
10,925	NXP Semiconductors NV *	1,096,433
		1,856,741
	SOFTWARE - 10.4%
25,665	Activision Blizzard, Inc.	583,237
16,265	Akamai Technologies, Inc. *	1,155,547
18,855	Electronic Arts, Inc. *	1,108,957
		2,847,741
	TELECOMMUNICATIONS - 1.6%
3,035	Palo Alto Networks, Inc. *	443,353

	TOTAL COMMON STOCKS (Cost $20,542,537)	27,091,267

	SHORT-TERM INVESTMENTS - 1.2%
336,666	Federated Treasury Obligations Fund Institutional Shares, 0.01% **	336,666
	(Cost $336,666)

	TOTAL INVESTMENTS - 100.2% (Cost $20,879,203) (a)	$27,427,933
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2) %	(44,855)
	TOTAL NET ASSETS - 100.0%	$27,383,078

*   Non-Income producing security.
** Money market fund; interest rate reflects seven-day effective yield on March 31, 2015
(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $20,900,347 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$6,583,011
Unrealized depreciation	(55,425)
Net unrealized appreciation	$6,527,586

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2015

ASSETS
Investment securities:
At cost	$20,879,203
At value	$27,427,933
Receivable for Fund shares sold	5,137
Dividends and interest receivable	8,470
Prepaid expenses and other assets	7,577
TOTAL ASSETS	27,449,117

LIABILITIES
Payable for Fund shares redeemed	1,180
Investment manager fees payable	18,528
Distribution (12b-1) fees payable	34,273
Fees payable to other affiliates	2,817
Accrued expenses and other liabilities	9,241
TOTAL LIABILITIES	66,039
NET ASSETS	$27,383,078

Composition of Net Assets:
Paid in capital	$19,672,886
Accumulated net investment loss	(91,915)
Accumulated net realized gain from investment transactions	1,253,377
Net unrealized appreciation of investments	6,548,730
NET ASSETS	$27,383,078

Net Asset Value Per Share:
Class A Shares:
Net Assets	$9,553,293
Shares of beneficial interest outstanding (a)	602,003
Net asset value (Net Assets ÷ Shares Outstanding)
and redemption price per share (b)	$15.87
Maximum offering price per share
(net asset value plus maximum sales charge of 5.75%)	$16.84
Class C Shares:
Net Assets	$41,653
Shares of beneficial interest outstanding (a)	2,698
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share	$15.44

Class I Shares:
Net Assets	$17,788,132
Shares of beneficial interest outstanding (a)	1,111,731
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share	$16.00

(a)	Unlimited number of shares of beneficial interest authorized, no par value.
(b)
Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed less than 18 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended March 31, 2015

INVESTMENT INCOME
Dividends	$90,479
Interest	15
TOTAL INVESTMENT INCOME	90,494

EXPENSES
Investment management fees	136,285
Distribution (12b-1) fees:
Class A	11,653
Class C	194
Administration fees	17,717
MFund service fees	16,122
Professional fees	9,928
Compliance officer fees	6,283
Registration fees	3,491
Printing and postage expenses	2,746
Transfer agent fees	2,730
Custodian fees	2,393
Trustees fees and expenses	1,745
Non 12b-1 shareholder servicing fees	786
Insurance expense	364
Other expenses	2,480
TOTAL EXPENSES	214,917

Less: Fees waived and expenses reimbursed by the Advisor	(32,508)
NET EXPENSES	182,409

NET INVESTMENT LOSS	(91,915)

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from:
Investments	1,382,064
Net change in unrealized appreciation on:
Investments	1,375,336

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	2,757,400

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,665,485

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended March 31, 2015 (Unaudited)	For the Year Ended September 30, 2014
FROM OPERATIONS
Net investment loss	$(91,915)	$(184,542)
Net realized gain from investments	1,382,064	2,250,255
Net change in unrealized appreciation on investments	1,375,336	944,054
Net increase in net assets resulting from operations	2,665,485	3,009,767

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A	(685,715)	(86,053)
Class C	(2,972)	(615)
Class I	(1,369,036)	(155,849)
Net decrease in net assets from distributions to shareholders	(2,057,723)	(242,517)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	512,723	2,030,923
Class C	30,000	1,100
Class I	1,705,832	2,892,040
Net asset value of shares issued in reinvestment of distributions:
Class A	568,695	76,046
Class C	2,499	516
Class I	1,187,703	155,696
Payments for shares redeemed:
Class A	(1,199,687)	(1,615,107)
Class C	(1,000)	(51,891)
Class I	(2,497,258)	(1,847,386)
Net increase in net assets from shares of beneficial interest	309,507	1,641,937

TOTAL INCREASE IN NET ASSETS	917,269	4,409,187

NET ASSETS
Beginning of Year	26,465,809	22,056,622
End of Year *	$27,383,078	$26,465,809
*Includes accumulated net investment loss of:	$(91,915)	$—

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the Six Months Ended March 31, 2015 (Unaudited)	For the Year Ended September 30, 2014
SHARE ACTIVITY
Class A:
Shares Sold	32,818	138,586
Shares Reinvested	37,463	5,152
Shares Redeemed	(77,006)	(109,158)
Net increase (decrease) in shares of beneficial interest outstanding	(6,725)	34,580

Class C:
Shares Sold	2,025	77
Shares Reinvested	169	36
Shares Redeemed	(63)	(3,553)
Net increase (decrease) in shares of beneficial interest outstanding	2,131	(3,440)

Class I:
Shares Sold	107,451	193,128
Shares Reinvested	77,628	10,506
Shares Redeemed	(164,889)	(123,810)
Net increase in shares of beneficial interest outstanding	20,190	79,824

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period Presented

	Class A
	Six Months Ended March 31, 2015 (Unaudited)		Year Ended September 30, 2014	Year Ended September 30, 2013	Period Ended September 30, 2012 (1)
Net asset value, beginning of period	$15.50		$13.84	$11.74	$10.00
Income (loss) from investment operations:
Net investment loss (6)	(0.06)		(0.14)	(0.10)	(0.08)
Net realized and unrealized
gain on investments	1.61		1.95	2.21	1.82
Total from investment operations	1.55		1.81	2.11	1.74
Less distributions from:
Net realized gains	(1.18)		(0.15)	(0.01)	—
Total distributions	(1.18)		(0.15)	(0.01)	—
Net asset value, end of period	$15.87		$15.50	$13.84	$11.74
Total return (2)	10.31	% (5)	13.16%	18.01%	17.40	% (5)
Net assets, at end of period (000s)	$9,553		$9,433	$7,946	$5,465
Ratio of gross expenses to average
net assets (3)(7)	1.74	% (4)	1.76%	1.94%	2.42	% (4)
Ratio of net expenses to average
net assets (7)	1.50	% (4)	1.50%	1.75%	1.75	% (4)
Ratio of net investment loss
to average net assets (7)(8)	(0.84	)% (4)	(0.91)%	(0.82)%	(0.86	)% (4)
Portfolio Turnover Rate	36	% (5)	88%	78%	56	% (5)

(1)	The JAG Large Cap Growth Fund commenced operations on December 22, 2011.
(2)
Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the Manager not waived a portion of the Fund’s expenses, total return would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.
(4)	Annualized for periods less than one full year.
(5)	Not annualized.
(6)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(7)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(8)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period Presented

	Class C
	Six Months Ended March 31, 2015 (Unaudited)		Year Ended September 30, 2014	Year Ended September 30, 2013	Period Ended September 30, 2012 (1)
Net asset value, beginning of period	$15.16		$13.64	$11.66	$10.00
Income (loss) from investment operations:
Net investment loss (6)	(0.12)		(0.24)	(0.21)	(0.14)
Net realized and unrealized
gain on investments	1.58		1.91	2.20	1.80
Total from investment operations	1.46		1.67	1.99	1.66
Less distributions from:
Net realized gains	(1.18)		(0.15)	(0.01)	—
Total distributions	(1.18)		(0.15)	(0.01)	—
Net asset value, end of period	$15.44		$15.16	$13.64	$11.66
Total return (2)	9.93	% (5)	12.32%	17.10%	16.60	% (5)
Net assets, at end of period (000s)	$42		$9	$55	$10
Ratio of gross expenses to average
net assets (3)(7)	2.49	% (4)	2.51%	2.69%	3.17	% (4)
Ratio of net expenses to average
net assets (7)	2.25	% (4)	2.25%	2.50%	2.50	% (4)
Ratio of net investment loss
to average net assets (7)(8)	(1.59	)% (4)	(1.66)%	(1.65)%	(1.61	)% (4)
Portfolio Turnover Rate	36	% (5)	88%	78%	56	% (5)

(1)	The JAG Large Cap Growth Fund commenced operations on December 22, 2011.
(2)
Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the Manager not waived a portion of the Fund’s expenses, total return would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.
(4)	Annualized for periods less than one full year.
(5)	Not annualized.
(6)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(7)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(8)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period Presented

	Class I
	Six Months Ended March 31, 2015 (Unaudited)		Year Ended September 30, 2014	Year Ended September 30, 2013	Period Ended September 30, 2012 (1)
Net asset value, beginning of period	$15.60		$13.89	$11.75	$10.00
Income (loss) from investment operations:
Net investment loss (6)	(0.05)		(0.10)	(0.07)	(0.05)
Net realized and unrealized
gain on investments	1.63		1.96	2.22	1.80
Total from investment operations	1.58		1.86	2.15	1.75
Less distributions from:
Net realized gains	(1.18)		(0.15)	(0.01)	—
Total distributions	(1.18)		(0.15)	(0.01)	—
Net asset value, end of period	$16.00		$15.60	$13.89	$11.75
Total return (2)	10.44	% (5)	13.47%	18.33%	17.50	% (5)
Net assets, at end of period (000s)	$17,788		$17,024	$14,056	$9,958
Ratio of gross expenses to average
net assets (3)(7)	1.49	% (4)	1.51%	1.69%	2.17	% (4)
Ratio of net expenses to average
net assets (7)	1.25	% (4)	1.25%	1.50%	1.50	% (4)
Ratio of net investment loss
to average net assets (7)(8)	(0.59	)% (4)	(0.66)%	(0.56)%	(0.61	)% (4)
Portfolio Turnover Rate	36	% (5)	88%	78%	56	% (5)

(1)	The JAG Large Cap Growth Fund commenced operations on December 22, 2011.
(2)
Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the Manager not waived a portion of the Fund’s expenses, total return would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.
(4)	Annualized for periods less than one full year.
(5)	Not annualized.
(6)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(7)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(8)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

JAG Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

March 31, 2015

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   Mutual Fund Series Trust (“the Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). There are currently several series (or funds) of the Trust. These financial statements include the following series: JAG Large Cap Growth Fund (the “Fund”). The Fund is a separate diversified series of the Trust. JAG Capital Management LLC (the “Manager”), acts as manager to the Fund. The JAG Large Cap Growth Fund commenced operations on December 22, 2011. The Fund’s investment objective is capital appreciation.

   The Fund offers three classes of shares: Class A, Class C and Class I shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

   The following is a summary of significant accounting policies consistently followed by the Fund which are in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

   a)          Securities Valuation - Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The Fund may invest in portfolios of open-end or closed-end investment companies and exchange traded funds (the “underlying funds”). Open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies and exchange traded funds, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or exchanged traded fund purchased by the Fund will not change. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided such valuations represent fair value.

   In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at “fair value” as determined in good faith by the Fund’s Board, pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the New York Stock Exchange close.

   The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

   Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

JAG Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

March 31, 2015

   Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

   Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

   The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

   The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

   The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2015 for the Fund’s assets measured at fair value:

Assets		Level 2
Security Classifications (a)	Level 1 (Quoted Prices)	(Other Significant Observable Inputs)	Level 3	Totals
Common Stocks	$27,091,267	$—	$—	$27,091,267
Short-Term Investments	336,666	—	—	336,666
Total	$27,427,933	$—	$—	$27,427,933

(a) As of and during the six months ended March 31, 2015, the Fund held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable. There were no transfers between Level 1 and Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1, Level 2, and Level 3 at the end of the reporting period. For a detailed break-out of Common Stocks by Industry classification, please refer to the Schedule of Investments.

   b)        Federal Income Tax - The Fund has qualified and intends to continue to qualify as a regulated investment company and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provisions are required.

   As of and during the six months ended March 31, 2015, the Fund did not have a liability for any unrecognized tax expense. The Fund recognizes interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statement of Operations. As of March 31, 2015, the Fund did not incur any interest or penalties. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2012, 2013 and 2014), or expected to be taken in the Fund’s 2015 tax returns. The tax filings are open for examination by applicable taxing authorities, U.S. Federal, Nebraska, and foreign jurisdictions. No examination of the Fund’s tax returns is presently in progress.

   c)        Distribution to Shareholders - Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. The Fund distributes annually to shareholders.

JAG Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

March 31, 2015

   d)          Multiple Class Allocations - Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan. Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

   e)          Other - Investment and shareholder transactions are recorded on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on debt securities over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

   f)          Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   g)          Commitments and Contingencies - In the normal course of business, the Trust may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

   h)          Sales Charges (loads) - A maximum sales charge of 5.75% is imposed on Class A shares of the Fund. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within 18 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). The respective shareholders pay such CDSC charges, which are not an expense of the Fund. For the six months ended March 31, 2015, there were no CDSC fees paid.

(2)        INVESTMENT TRANSACTIONS

   For the six months ended March 31, 2015, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Fund were as follows:

Purchases	Sales
$9,843,828	$11,825,508

(3)        MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

   JAG Capital Management LLC acts as investment manager to the Fund pursuant to the terms of the Management Agreement. Under the terms of the Management Agreement, the Manager manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions. The Manager provides the Fund with investment advice and supervision and furnishes an investment program for the Fund. For its investment management services, the Fund pays to the Manager, as of the last day of each month, an annualized fee equal to 1.00% of average net assets, such fee to be computed daily based upon daily average net assets of the Fund. The Manager pays for all employees, office space and facilities required by it to provide services under the Management Agreement, with the exception of specific items of expense (as detailed in the Management Agreement). For the six months ended March 31, 2015, management fees of $136,285 were incurred by the Fund, before the waiver and reimbursement described below.

JAG Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

March 31, 2015

   The Manager and the Fund have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding any front end or contingent deferred loads, Rule 12b-1 fees, brokerage commissions; leverage interest, dividends on securities sold short; taxes; costs of investing in underlying funds; expenses incurred with any merger or reorganization, and extraordinary expenses such as litigation) at 1.25% of the Fund’s average daily net assets through January 31, 2016. Each waiver or reimbursement by the Manager is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Trustees.

   For the six months ended March 31, 2015, the Manager waived Advisory Fees and reimbursed expenses in the amount of $32,508. As of September 30, 2014, the manager may recapture $56,321 before September 30, 2015, $34,078 before September 30, 2016 and $43,440 before September 30, 2017 subject to the terms of the Expense Limitation Agreement.

   The Trust has entered into a Management Services Agreement with MFund Services, LLC (“MFund”). Pursuant to the Management Services Agreement, MFund provides sponsorship, management and administration services. For MFund’s services to the Fund, the Fund pays MFund a base fee of $5,000 annually, an annualized asset based fee of 0.10% of average daily net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses. For the six months ended March 31, 2015, the Fund incurred $16,122 for such fees.

   A Trustee and Officer of the Trust is also the controlling member of MFund Services and Catalyst Capital Advisors LLC (an investment advisor to other series of the Trust), and is not paid any fees directly by the Trust for serving in such capacities.

   J.A. Glynn Investments, LLC. acted as the broker of record on executions of purchases and sales of the Fund’s portfolio investments. For those services, J.A. Glynn Investments, LLC received $5,963 in brokerage commissions from the Fund for the six months ended March 31, 2015. Certain Officers and/or employees of the Manager have an affiliation with J.A. Glynn Investments, LLC.

   Gemini Fund Services, LLC (“GFS”) provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

   Trustees who are not “interested persons” as that term is defined in the 1940 Act of the Portfolio, will be paid a quarterly retainer of $350 and will receive, at the discretion of the Chairman, $500 per Valuation Committee meeting attended, $500 per special telephonic board meeting attended and $2,000 per special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting will be shared equally by the Funds of the Trust and Mutual Fund Series Trust in which the meeting relates. The Chairman of the Trust’s Audit Committee receives an additional fee of $400 per fund in the Trust per year. The fees paid to the Trustees are paid in Fund shares. The “interested persons” of the Trust receive no compensation from the Funds. The Trust reimburses each Trustee and Officer for his or her travel and other expenses related to attendance at such meetings.

   The Trust has adopted a Distribution Plan pursuant to Rule 12b-1(the “Plan”), under the 1940 Act for Class A shares and Class C shares, that allows the Fund to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. Class A shares are currently paying 0.25% per annum of 12b-1 fees. Class C shares are currently paying 1.00% per annum of 12b-1 fees. The Trust has not adopted a plan for Class I shares. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Fund and its shareholders and to reimburse Northern Lights Distributors, LLC. (the “Distributor”) and the Manager for distribution related expenses.

   For the six months ended March 31, 2015, J.A. Glynn & Co., an affiliated broker, received $631 in underwriter commissions from the sale of shares of the Fund.

JAG Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

March 31, 2015

(4)        TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the years ended September 30, 2014 and September 30, 2013 was as follows:

	Fiscal Year Ended September 30, 2014	Fiscal Year Ended September 30, 2013
Ordinary Income	$—	$14,361
Long-Term Capital Gain	242,517	1,064
	$242,517	$15,425

As of September 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$184,384	$1,765,796	$—	$—	$—	$5,152,250	$7,102,430

   The difference between book basis and tax basis accumulated net realized gain and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales.

   Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses and return of capital distributions from corporations, resulted in reclassification for the six months ended September 30, 2014 as follows:

Undistributed	Accumulated
Net Investment	Net Realized
Income (Loss)	Gains (Loss)
$300,903	$(300,903)

(5)        BENEFICIAL OWNERSHIP

   The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of March 31, 2015, Mid Atlantic Trust Company held 27.52% of the voting securities of the Fund, for the sole benefit of customers and may be deemed to control the Fund.

JAG Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

March 31, 2015

6)         SUBSEQUENT EVENTS

   Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

JAG LARGE CAP GROWTH FUND
EXPENSE EXAMPLES (Unaudited)
March 31, 2015

As a shareholder of the JAG Large Cap Growth Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the JAG Large Cap Growth Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2014 through March 31, 2015.

Actual Expenses

The "Actual Expenses" line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The "Hypothetical" line in the table below provides information about hypothetical account values and hypothetical expenses based on the JAG Large Cap Growth Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	10/1/14	3/31/15	10/1/14 – 3/31/15	10/1/14 – 3/31/15
Class A	$1,000.00	$1,103.10	$7.87	1.50%
Class C	1,000.00	1,099.30	11.78	2.25
Class I	1,000.00	1,104.40	6.56	1.25

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	10/1/14	3/31/15	10/1/14 – 3/31/15	10/1/14 – 3/31/15
Class A	$1,000.00	$1,017.45	$7.54	1.50%
Class C	1,000.00	1,013.71	11.30	2.25
Class I	1,000.00	1,018.70	6.29	1.25

*   Expenses are equal to the average account value over the period, multiplied by the Fund's annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).
**Annualized,

JAG Large Cap Growth Fund

Additional Information (Unaudited)

March 31, 2015

   Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreement, Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of the Fund and the calculation of the net asset value of shares of the Fund.

   The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website at http://www.sec,gov, The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Commission's Public Reference Room may be obtained by calling 1-800-SEC-0330.

   A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-552-4596; and on the Commission's website at http://www.sec.gov.

   Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-552-4596; and on the Commission's website at http://www.sec.gov.

Consideration and Renewal of Management Agreement with JAG Capital Management, LLC with respect to the JAG Large Cap Growth Fund

   In connection with the regular meeting held on November 6, 2014, the Board of Trustees (the "Board" or the 'Trustees") of Mutual Fund Series Trust (the "Trust"), including a majority of the Trustees who are not "interested persons" (the "Independent Trustees"), discussed the renewal of a management agreement between the Trust and JAG Capital Management, LLC ("JAG"), with respect to the JAG Large Cap Growth Fund (the "Fund") (the "Management Agreement").

   In connection with their deliberations regarding renewal of the Management Agreement, the Trustees reviewed materials prepared by JAG ("JAG 15c Response") and noted that JAG is not affiliated with the transfer agent, underwriter or custodian, and therefore does not derive any benefits from the relationships these parties have with the Trust.

   Nature, Extent and Quality of Services. As to the nature, extent and quality of the services provided by JAG to the Fund, the Trustees reviewed the JAG 15c Response and JAG's Form ADV, Parts 1 and 2, which provided information on the corporate structure, officers, owners, and compliance record of JAG. The Board considered JAG's duties under the terms of the Management Agreement. The Board considered the operation of JAG's compliance program and the experience and continuity of JAG's key personnel. The Trustees then concluded that JAG had sufficient quality and depth of personnel, resources, and investment experience to perform its duties under the Management Agreement and that the services provided by JAG to the Fund were satisfactory.

   Performance. As to the Fund's performance, the Board referred to the JAG 15c Response, which compared the JAG Fund's performance to a peer group selected by JAG as well as a comparison to the Morningstar Large Cap Growth category, Russell 1000 Growth Index and S&P 500 Total Return Index. The Board observed that the Fund underperformed the peer group average, Morningstar category average and each index for the one-year and since inception periods. The Board then noted the discussions with the JAG personnel earlier in the meeting regarding the focused nature of the Fund's strategy and the advisor's expectation for outperformance over the long term. The Board agree that the Fund's relatively short track record is an important factor, and concluded that the performance of the Fund was acceptable and that JAG has the potential to provide good returns over the long term.

JAG Large Cap Growth Fund

Additional Information (Unaudited) (Continued)

March 31, 2015

   Fees and Expenses. As to comparative fees and expenses, the Trustees considered the management fees paid by the Fund and compared them to management fees paid by a peer group of funds selected by JAG as well as the Morningstar Large Cap Growth category. The Trustees also compared the total expense ratio of the Fund with the expense ratios of the funds in the peer group and Morningstar Large Cap Growth category. The Trustees noted that the Fund pays JAG a management fee of 1.00%, which was higher than the average advisory fee of the peer group and equal to the highest in that group. They further noted that JAG's fee was also higher than the average advisory fee of the Morningstar Large Cap Growth category, but below the highest management fee charged. In considering the Fund's net expenses, the Trustees stated that JAG contractually limits the Fund's net expenses which reduced the advisory fees actually paid to JAG. The Trustees concluded that the advisory fee was reasonable in light of the circumstances.

   Profitability. As to the costs of the services provided and the profits realized by JAG, the Trustees reviewed JAG's analysis of its estimated profitability and its financial condition. The Trustees reviewed JAG's 15c Response, noting the net profits related to the Fund were modest. Based on their review, the Trustees concluded that they were satisfied that JAG's level of profitability from its relationship to the Fund was not excessive.

   Economies of Scale. As to economies of scale, the Trustees noted that the Management Agreement does not contain breakpoints that reduce the fee rate on assets above specified levels but that the expense cap is benefiting the shareholders. The Trustees agreed that breakpoints may be an appropriate way for JAG to share its economies of scale with the Fund and its shareholders if the Fund experienced a substantial growth in assets. However, the Trustees recognized that the Fund had not yet reached asset levels where JAG could realize significant economies of scale and that true economics would not be realized by JAG until it recaptures its previously waived fees. Consequently, the Trustees concluded that the absence of breakpoints was acceptable under the circumstances.

   As a result of their deliberations, the Trustees, including the Independent Trustees, unanimously determined that (i) continuation of the Management Agreement between the Trust and JAG and (ii) the approval of a new Management Agreement with substantially identical terms as the existing Management Agreement is in the best interests of the Fund and its shareholders.

PRIVACY NOTICE

MUTUAL FUND SERIES TRUST
Rev. June 2011

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR KfiiSUfl PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depends on the product or service that you have with us. This information can include:
• Social Security number and wire transfer instructions
• account transactions and transaction history
• investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS? Call 1-866-44 7-4228

PRIVACY NOTICE

MUTUAL FUND SERIES TRUST

What we do:
How does Mutual Fund Series Trust protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?
We collect your personal information, for example, when you

•      open an account or deposit money
•      direct us to buy securities or direct us to sell your securities
•      seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only:

•      sharing for affiliates' everyday business purposes - information about your creditworthiness.
•      affiliates from using your information to market to you.
•      sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. • Mutual Fund Series Trust has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. • Mutual Fund Series Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Mutual Fund Series Trust does not jointly market.

This Page Intentionally Left Blank.

Mutual Fund Series Trust
17605 Wright Street Omaha, NE 68130

ADVISOR
JAG Capital Management LLC
9841 Clayton Road
St. Louis, MO 63124

ADMINISTRATOR
Gemini Fund Services LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

TRANSFER AGENT
Gemini Fund Services, LLC
17605 Wright Street
Omaha, NE 68130

DISTRIBUTOR
Northern Lights Distributors, LLC 17605 Wright Street Omaha, NE 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BBD, LLP
1835 Market Street
26th Floor
Philadelphia, PA 19103

LEGAL COUNSEL
Thompson Hine LLP 41 South High Street
Suite 1700 Columbus, OH 43215

CUSTODIAN BANK
The Huntington National Bank
7 Easton Oval
Columbus, OH 43219

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 9. Submission of Matters to a Vote of Security Holder. None.

ITEM 10. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS

(1)	Code of Ethics not applicable.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi
President,
Date: June 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi ___________
President
Date: June 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Treasurer
Date: June 4, 2015